UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2025

Tamboran Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-42149	93-4111196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Suite 01, Level 39, Tower One, International Towers Sydney
100 Barangaroo Avenue, Barangaroo NSW 2000
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: Australia +61 2 8330 6626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	TBN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.
Subscription Agreements
On May 12, 2025, Tamboran Resources Corporation (the “Company”) entered into subscription agreements (the “Subscription
Agreements”) with certain investors (the “Investors”), pursuant to which, among other things, the Investors agreed to subscribe for and purchase from the Company, and the Company agreed to issue and sell to the Investors, an aggregate of approximately 3.1 million newly issued shares of the Company’s common stock, par value $0.001 (“Common Stock”), for an aggregate purchase price of approximately $55.4 million, on the terms and subject to the conditions set forth therein (the “Offering”). Of the Offering, $44.4 million is expected to close on May 16, 2025, subject to the satisfaction of customary closing conditions. The closing of the remaining
$11 million is subject to approval by the Company’s shareholders and the satisfaction of other customary closing conditions.
Pursuant to the Subscription Agreements, the Company has agreed to use commercially reasonable efforts to file with Securities and
Exchange Commission (the “SEC”), within 30 calendar days after May 12, 2025, a registration statement registering the resale of the shares of Common Stock (the “Registrable Securities”). The Company shall use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after filing, but no later than the 60th calendar day (or 90th calendar day if the SEC notifies the Company that it will review the registration statement) following the closing of the Offering. The Company is also obligated to maintain the effectiveness of the registration statement for a period ending on the earlier of (A) the date the
Investor ceases to hold any Registrable Securities, (B) the date all Registrable Securities held by the Investor may be sold without restriction under Rule 144, or (C) three years from the effective date of the registration statement.
The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the text of the Subscription Agreements filed as Exhibit 10.1, 10.2, and 10.3 to this Current Report on Form 8-K that are incorporated herein by reference.
Asset Sale Agreement - Beetaloo Acreage Position
On May 12, 2025, the Company’s wholly owned subsidiary, Tamboran (West) Pty Limited (“TR West”), as seller, the Company, as seller guarantor, and Daly Waters Energy, LP (“DWE”) entered into an Asset Sale Agreement – Beetaloo Acreage Position (the
“Asset Sale Agreement”) with Elliot Energy I Pty Ltd. Pursuant to the Asset Sale Agreement, DWE will acquire a non-operating and non-controlling interest across 100,000 acres within two areas of TR West’s 77.5% interest in the applicable retention licenses for $15 million.
The foregoing description of the Asset Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Asset Sale Agreement filed as Exhibit 10.4 to this Current Report on Form 8-K that is incorporated herein by reference.
Second Amended and Restated Joint Venture and Shareholders Agreement
On May 12, 2025, the Company, TR West, TR Ltd., DWE and Tamboran (B1) Pty Ltd entered into a second amended and restated
joint venture and shareholders agreement (the “Second Amended and Restated JVSA”).
The following summarizes the material changes in the Second Amended and Restated JVSA from the amended and restated joint venture and shareholders agreement dated June 3, 2024, filed as Exhibit 10.18 to the Company’s Annual Report on Form 10-K for the
year ended June 30, 2024:
•The Company and DWE have signed a binding agreement to finalize the checkerboard of the joint acreage position across
EPs 76, 98 and 117.
•In conjunction with the checkerboard, the Company and DWE entered into the Asset Sale Agreement whereby DWE will acquire a non-operating and non-controlling interest in 100,000 acres within two areas for a consideration of $15 million, or
$150 per acre. The transaction is subject to regulatory and shareholder approvals.
•On completion, the Company will have retained approximately 1.9 million net prospective, development-ready acres across the Beetaloo Basin.
•The Company has reserved 406,693 gross acres as the Phase 2 Development Area, located immediately north of the proposed
Pilot Area, where the Company plans to focus development on supplying gas into Australia’s East Coast domestic gas market.
•On completion of the sale to DWE, the Company is expected to hold 236,370 net acres (58.12% operated interest) over the
Phase 2 Development Area, with DWE (19.38%) and Falcon Oil & Gas (Australia) Limited (“Falcon”) (22.5%) holding the remaining interest.
•The Company will hold 77.5% operating interest in the ex-EP 76, 98 and 117 acreage, with Falcon holding the remaining
22.5% interest.
The foregoing description of the Second Amended and Restated JVSA does not purport to be complete and is qualified in its entirety by reference to the text of the Second Amended and Restated JVSA filed as Exhibit 10.5 to this Current Report on Form 8-K that is incorporated herein by reference.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking” statements related to the Company within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 27A of the Securities Act of 1933, as amended.
Forward-looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “shall,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,”
“estimate,” “intend,” “predict,” “potential,” “continue,” “commence,” “complete,” and the negatives of these words and other similar expressions generally identify forward-looking statements.
It is possible that the Company’s future financial performance may differ from expectations due to a variety of factors, including but not limited to: our early stage of development with no material revenue expected until 2026 and our limited operating history; the substantial additional capital required for our business plan, which we may be unable to raise on acceptable terms; our strategy to deliver natural gas to the Australian East Coast and select Asian markets being contingent upon constructing additional pipeline capacity, which may not be secured; the absence of proved reserves and the risk that our drilling may not yield natural gas in commercial quantities or quality; the speculative nature of drilling activities, which involve significant costs and may not result in discoveries or additions to our future production or reserves; the challenges associated with importing U.S. practices and technology to the Northern Territory, which could affect our operations and growth due to limited local experience; the critical need for timely access to appropriate equipment and infrastructure, which may impact our market access and business plan execution; the operational complexities and inherent risks of drilling, completions, workover, and hydraulic fracturing operations that could adversely affect our business; the volatility of natural gas prices and its potential adverse effect on our financial condition and operations; the risks of construction delays, cost overruns, and negative effects on our financial and operational performance associated with midstream projects; the potential fundamental impact on our business if our assessments of the Beetaloo are materially inaccurate; the concentration of all our assets and operations in the Beetaloo, making us susceptible to region-specific risks; the substantial doubt raised by our recurring operational losses, negative cash flows, and cumulative net losses about our ability to continue as a going concern; complex laws and regulations that could affect our operational costs and feasibility or lead to significant liabilities;
community opposition that could result in costly delays and impede our ability to obtain necessary government approvals; exploration and development activities in the Beetaloo that may lead to legal disputes, operational disruptions, and reputational damage due to native title and heritage issues; the requirement to produce natural gas on a Scope 1 net zero basis upon commencement of commercial production, with internal goals for operational net zero, which may increase our production costs; the increased attention to ESG matters and environmental conservation measures that could adversely impact our business operations; risks related to our corporate structure; risks related to our common stock and CDIs; the ability of the Company to satisfy the conditions to consummate the
Offering; and the other risk factors discussed in the this report and the Company’s filings with the SEC.
It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document.
Item 9.01Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Form of Subscription Agreement (Non-Affiliate).
10.2	Form of Subscription Agreement (Affiliate).
10.3	Subscription Agreement, dated May 12, 2025, between Tamboran Resources Corporation and Daly Waters Energy, LP.
10.4*#	Asset Sale Agreement – Beetaloo Acreage Acquisition, dated May 12, 2025, between Tamboran (West) Pty Limited, Tamboran Resources Corporation, and Daly Waters Energy, LP.
10.5*#
Second Amended and Restated Joint Venture and Shareholders Agreement, dated May 12, 2025, between
Tamboran (West) Pty Limited, Tamboran Resources Pty Ltd, Daly Waters Energy, LP, and Tamboran (B1) Pty
Ltd.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).
* Pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC, certain exhibits and schedules to this agreement have been omitted. We hereby agree to furnish supplementally to the SEC, upon its request, any or all of such omitted exhibits or schedules.
# Confidential information has been omitted because it is both (i) not material and (ii) is the type of information that the Company treats as private or confidential pursuant to Item 601 (b)(10) of Regulation S-K.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMBORAN RESOURCES CORPORATION

Date: May 15, 2025	By:	/s/ Eric Dyer
Eric Dyer Chief Financial Officer